UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1)

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The Allied Defense Group, Inc.

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THE ALLIED DEFENSE GROUP, INC.

Supplement to Proxy Statement dated July 27, 2010

Our board of directors previously made available to our stockholders proxy materials relating to the solicitation of proxies by our board of directors to be voted at the special meeting of the stockholders of The Allied Defense Group, Inc. (“ADG”) to be held on August 31, 2010 at 11:00 a.m. local time at our executive offices located at 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182. These proxy materials included a proxy statement dated July 27, 2010 (the “proxy statement”) containing important information about the items of business to be considered at the special meeting. The additional information provided in this supplement should be read together with the proxy statement.

Intention to Adjourn with Respect to the Dissolution Proposal

As described in the proxy statement, we have asked our stockholders to vote upon a proposal to approve the dissolution of ADG (the “Dissolution”) pursuant to the Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”). If the Dissolution is approved by our stockholders and if so directed by our board of directors, we intend to file a certificate of dissolution with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) dissolving ADG.

As also described in the proxy statement, we intend to close our stock transfer books and discontinue recording transfers of our common stock on the date on which we file our certificate of dissolution with the Delaware Secretary of State. After we close our stock transfer books, we will not record any further transfers of our common stock on our books except by will, intestate succession or operation of law. Therefore, shares of our common stock would not be freely transferable after this final record date.

Several of our stockholders have expressed concerns to our management regarding the Dissolution proposal, in particular concerns about (i) our stockholders’ inability to transfer their shares of our common stock following our filing of a certificate of dissolution with the Delaware Secretary of State and (ii) the lack of certainty regarding the timing of the filing of the certificate of dissolution with the Delaware Secretary of State primarily due to the matters relating to the Department of Justice’s (“DOJ”) subpoena.

Based on feedback from our stockholders, our board of directors has determined that it is in the best interests of ADG and our stockholders to delay the filing of a certificate of dissolution with the Delaware Secretary of State so that our stockholders may continue to transfer our common stock while we resolve the matters relating to the DOJ subpoena. Based on this determination, if the Dissolution is approved by our stockholders, we will delay the filing of a certificate of dissolution with the Delaware Secretary of State until at least August 31, 2011.

Additionally, ADG will continue to file all periodic reports required under the Securities Exchange Act of 1934, as amended, and by any exchange on which ADG’s securities are then listed (an “Exchange”) with the Securities and Exchange Commission and any Exchange in a timely manner until at least August 31, 2011.

To provide our stockholders with time to consider these recent developments relating to the Dissolution proposal, our board of directors has determined that it is in the best interests of ADG and our stockholders to delay the consideration by our stockholders of the Dissolution proposal for 30 days. As a result, we will not ask our stockholders at the August 31, 2010 special meeting to vote upon the Dissolution proposal and instead will ask our stockholders to vote upon a proposal to adjourn the special meeting for the purpose of voting upon the Dissolution proposal at the reconvened special meeting. If approved, we intend to adjourn the meeting for approximately 30 days. The date, time, and location of the adjourned special meeting of stockholders will be announced shortly after the vote is taken on the adjournment proposal. The record date for the meeting remains July 26, 2010.

We are still asking our stockholders at the August 31, 2010 special meeting to vote upon the proposal to authorize the sale of substantially all of our assets to Chemring Group PLC (the “Asset Sale”) pursuant to the Stock and Asset Purchase Agreement dated June 24, 2010. We also are still asking our stockholders to vote upon a proposal to adjourn the special meeting if otherwise necessary or appropriate, including to solicit additional proxies for the Asset Sale proposal in the event that there are not sufficient votes at the time of the special meeting or any adjournment or postponement of the special meeting to approve the Asset Sale proposal.

If our stockholders approve the Asset Sale and the Asset Sale is consummated, the NYSE Amex is likely to delist our common stock. While ADG will not take any action to initiate or accelerate such delisting process, there can be no assurance that our common stock will remain listed on the NYSE Amex for any significant period of time following the consummation of the Asset Sale. We can provide no assurance that after such delisting a trading market for our common stock will develop.

Recommendation of Our Board of Directors

Our board of directors continues to recommend that our stockholders vote “FOR” the authorization of the three proposals in the proxy statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

THIS SUPPLEMENT TO THE PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT HAVE BEEN MADE PURSUANT TO PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS REPRESENT ADG’S EXPECTATIONS OR BELIEFS CONCERNING FUTURE EVENTS, INCLUDING THE RESOLUTION OF THE MATTERS RELATING TO THE DOJ SUBPOENA, , THE TRANSFERABILITY OF ADG’S SECURITIES, THE POSSIBLE DELISTING OF OUR COMMON STOCK ON THE NYSE AMEX AND THE POSSIBLE DISTRIBUTIONS TO STOCKHOLDERS IN CONNECTION WITH THE DISSOLUTION. WITHOUT LIMITING THE FOREGOING, THE WORDS “BELIEVES,” “INTENDS,” “PROJECTS,” “PLANS,” “EXPECTS,” “ANTICIPATES,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THESE PROJECTIONS. INFORMATION REGARDING THE RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE RESULTS IN THESE FORWARD-LOOKING STATEMENTS ARE DISCUSSED UNDER THE SECTION “RISK FACTORS” IN THIS PROXY STATEMENT SUPPLEMENT AND THE PROXY STATEMENT. PLEASE CAREFULLY CONSIDER THESE FACTORS, AS WELL AS OTHER INFORMATION CONTAINED HEREIN AND IN OUR PERIODIC REPORTS AND DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS SUPPLEMENT ARE MADE ONLY AS OF THE DATE OF THIS SUPPLEMENT. WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR SUPPLEMENT ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRED BY LAW.

This proxy statement supplement is dated August 25, 2010, and is being mailed to stockholders on or about August 26, 2010.

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